Exhibit 99




UNION CARBIDE
NEWS RELEASE


CONTACT:    David N. Kernis
            (203) 794-6929

                      UNION CARBIDE REPORTS 4th QUARTER EARNINGS

      DANBURY, Conn., Jan. 25 - Union Carbide Corporation (UCC) today reported fourth quarter 1998 earnings of $0.49 per diluted common share, compared to $0.55 in the third quarter of 1998 and $1.04 for the same period in 1997 before the cumulative effect of a change in accounting principle.
      Fourth quarter earnings benefited from an after-tax net gain of $43 million ($71 million before tax), or $0.31 per diluted common share, from proceeds of a litigation settlement in connection with the company's UNIPOL systems business. Earnings in the prior quarter included an after-tax net gain of $72 million ($118 million before tax), or $0.53 per diluted common share, from a separate litigation settlement in connection with the UNIPOL systems business.
      Earnings in the 1998 fourth quarter were hurt by maintenance turnaround costs at the company's Taft, La., and Texas City, Tex., plants, and by excess costs during the transition to new information technology for the purpose of integrating Carbide's major work processes.
      Union Carbide Chairman and Chief Executive Officer William H. Joyce said the company's consolidated results, as well as results of its joint ventures and partnerships, reflected continuing market weakness, particularly in Asia. He said prices of certain basic chemicals were at prior trough levels and that several businesses also had experienced normal seasonal declines in the fourth quarter.
      Dr. Joyce said he expected weak chemical markets, particularly in Asia, to affect earnings through most of 1999, and perhaps longer. "On the plus side," he said, "several developments

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1999
P3-01-002

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should benefit earnings beginning in 1999, including the return to normal operation of our Gulf Coast ethylene plants; the start up of our EPR (ethylene/propylene rubber) plant; the full operation of our Kuwait joint venture and the further progress of our cost reduction initiatives."
      Net income available to common stockholders for the quarter totaled $67 million, compared to $76 million in the 1998 third quarter and $147 million (before the effect of an accounting change) for the same period a year ago. Sales in the fourth quarter totaled $1.289 billion, compared to $1.350 billion in the prior quarter and $1.539 billion for the same period in 1997.
      UCC's Specialties & Intermediates segment reported operating profit of $232 million, compared to $233 million in the third quarter of 1998 and $122 million in the fourth quarter of 1997. The segment accounted for 75 percent of total net sales for the quarter. Segment operating profit included the above-mentioned gain of $71 million from a litigation settlement. Third quarter operating profit included the above-mentioned gain of $118 million from a separate litigation settlement and a before-tax loss of $53 million related to the company's Aspell partnership.
      Carbide's Basic Chemicals & Polymers segment reported an operating loss of $45 million, compared to a loss of $13 million in the third quarter of 1998 and operating profit of $98 million in the fourth quarter of 1997.
      Union Carbide repurchased 463,400 common shares (under its 60-million-share repurchase authorization) during the quarter, at a net cost of $19 million. Repurchases under the plan for the year ended Dec. 31, 1998 totaled
6.1 million shares, at a net cost of $273 million. Since inception of the common share buy back program in 1993, UCC has repurchased 55.4 million shares and reduced the net total of common shares outstanding by 34.7 million, excluding conversion in 1997 of 15.4 million ESOP preferred shares into common shares.

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      For the full year 1998, UCC reported net income available to common stockholders of $403 million, or $2.91 per diluted common share. Prior year earnings available to common stockholders before the cumulative effect of a change in accounting principle were $669 million, or $4.53 per diluted common share. Worldwide sales for 1998 were $5.659 billion, compared to $6.502 billion in 1997.
      Union Carbide is a worldwide chemicals company with advanced process technologies and large-scale chemical production facilities.
      o Specialties & Intermediates -- Union Carbide is the leading North American supplier of solvents and intermediates to the paint and coatings industry; the leading licensor of several technologies; and a leading supplier of specialty chemicals, polymers and services used in the personal care products, pharmaceuticals, automotive, wire and cable, oil and gas and industrial lubricants industries.
      o Basic Chemicals & Polymers -- Union Carbide is among the largest manufacturers of polyethylene, the world's most widely used plastic, and the technology leader in this industry; and a large manufacturer of polypropylene, one of the world's fastest-growing, large-volume plastics. UCC is also the world's largest producer of ethylene oxide and its derivative ethylene glycol, used for polyester fiber, resin and film, automotive antifreeze and other products.

      Cautionary Statement for Purposes of the "Safe Harbor" Provisions
               Of the Private Securities Litigation Act of 1995

      Those statements in the preceding pages that do not reflect historical information are forward looking statements. Naturally, such forward looking statements are subject to risks and uncertainties. In addition to all specific assumptions cited, important factors affecting Union Carbide that could cause results to differ materially from those the corporation is looking forward to include: the supply/demand balance for the corporation's products, customer inventory levels, competitive pricing pressures, feedstock costs, changes in industry production capacities and operating rates, currency exchange rates, interest rates, global economic conditions, particularly in Asia, disruption in railroad and other transportation facilities, competitive technology positions, and failure by the corporation to achieve technology objectives, cost reduction targets, or complete projects on schedule.

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                  UNION CARBIDE CORPORATION AND SUBSIDIARIES
                  CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                                     Quarter Ended
                                           Dec. 31,    Sept. 30,    Dec. 31,
Millions of Dollars,
  Except Per Share Amounts                   1998         1998         1997
NET SALES                                   $ 1,289      $ 1,350      $ 1,539
  Cost of sales, exclusive of depreciation
    and amortization                          1,010        1,036        1,156
  Research and development                       36           34           39
  Selling, administration and
    other expenses (a)                           70           78           87
  Depreciation and amortization                 101           95           84
  Partnership income (loss)                      15          (46)          33
  Net gains from settlements of UNIPOL
    Systems business litigations                 71          118            -
  Other income - net                             20           11           10
INCOME BEFORE INTEREST EXPENSE AND PROVISION
  FOR INCOME TAXES                              178          190          216
  Interest expense                               30           28           22
INCOME BEFORE PROVISION FOR INCOME TAXES        148          162          194
   Provision for income taxes                    49           58           51
INCOME OF CONSOLIDATED COMPANIES AND
  PARTNERSHIPS                                   99          104          143
  Minority interest                               1            -            1
  Income (loss) from corporate investments
    carried at equity                           (31)         (28)           5
INCOME BEFORE CUMULATIVE EFFECT OF
  CHANGE IN ACCOUNTING PRINCIPLE                 67           76          147
  Cumulative effect of change in
    accounting principle                          -            -          (17)
NET INCOME                                       67           76          130
  Preferred stock dividends,
    net of income taxes                           -            -            -
NET INCOME - COMMON STOCKHOLDERS            $    67      $    76      $   130

Earnings per common share
Basic - Income before cumulative effect of
          change in accounting principle    $  0.50      $  0.56      $  1.07
      - Cumulative effect of change in
          accounting principle                    -            -        (0.13)
      - Net income - common stockholders    $  0.50      $  0.56      $  0.94
  Based on the indicated number
    of shares                           132,869,126  134,286,957  137,612,493

Diluted - Income before cumulative effect of
            change in accounting principle  $  0.49      $  0.55      $  1.04
        - Cumulative effect of change in
            accounting principle                  -            -        (0.12)
        - Net income - common stockholders  $  0.49      $  0.55      $  0.92
  Based on the indicated number
    of shares                           135,830,721  137,545,375  141,421,582

(a)  Selling                                $    25      $    25      $    31
     Administration                              23           26           32
     Other expenses                              22           27           24
     Total                                  $    70      $    78      $    87
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
                  UNION CARBIDE CORPORATION AND SUBSIDIARIES
                  CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                                              Year  Ended
                                                                Dec. 31,
Millions of Dollars, Except Per Share Amounts             1998          1997
NET SALES                                              $ 5,659        $ 6,502
  Cost of sales, exclusive of depreciation
    and amortization                                     4,294          4,806
  Research and development                                 143            157
  Selling, administration and other expenses (a)           304            324
  Depreciation and amortization                            389            340
  Partnership income                                        33            133
  Net gains from settlements of UNIPOL Systems
    business litigations                                   189              -
  Other income - net                                        52             37
INCOME BEFORE INTEREST EXPENSE AND PROVISION
  FOR INCOME TAXES                                         803          1,045
  Interest expense                                         114             79
INCOME BEFORE PROVISION FOR INCOME TAXES                   689            966
  Provision for income taxes                               217            279
INCOME OF CONSOLIDATED COMPANIES AND PARTNERSHIPS          472            687
  Minority interest                                          3             14
  Income (loss) from corporate investments
    carried at equity                                      (66)             3
INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN
  ACCOUNTING PRINCIPLE                                     403            676
  Cumulative effect of change in accounting principle        -            (17)
NET INCOME                                                 403            659
  Preferred stock dividends, net of income taxes             -              7
NET INCOME - COMMON STOCKHOLDERS                       $   403        $   652

Earnings per common share
Basic - Income before cumulative effect of change in
          accounting principle                         $  2.98        $  5.02
      - Cumulative effect of change in
          accounting principle                               -          (0.13)
      - Net income - common stockholders               $  2.98        $  4.89
  Based on the indicated number of shares          135,028,100    128,185,093

Diluted - Income before cumulative effect of
            change in accounting principle             $  2.91        $  4.53
        - Cumulative effect of change in
            accounting principle                             -          (0.12)
        - Net income - common stockholders             $  2.91        $  4.41
  Based on the indicated number of shares          138,409,895    143,959,098

(a)  Selling                                           $    99        $   124
     Administration                                        107            126
     Other expenses                                         98             74
     Total                                             $   304        $   324
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

                  UNION CARBIDE CORPORATION AND SUBSIDIARIES
                                 SEGMENT DATA

                                                   Quarter Ended
                                         Dec. 31,    Sept. 30,     Dec. 31,
Millions of dollars                        1998         1998         1997

NET SALES
Specialties & Intermediates                $  964       $  995       $1,051
Basic Chemicals & Polymers                    383          421          600
Intersegment Eliminations                     (58)         (66)        (112)

    Total                                  $1,289       $1,350       $1,539


OPERATING PROFIT (LOSS)

Specialties & Intermediates                $  232       $  233       $  122
Basic Chemicals & Polymers                    (45)         (13)          98
Other                                          (9)         (30)          (4)

    Total                                  $  178       $  190       $  216


DEPRECIATION AND AMORTIZATION

Specialties & Intermediates                $   65       $   61       $   53
Basic Chemicals & Polymers                     36           34           31

    Total                                  $  101       $   95       $   84


CAPITAL EXPENDITURES

Specialties & Intermediates                $  106       $  111       $  137
Basic Chemicals & Polymers                    105          103           75

    Total                                  $  211       $  214       $  212

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

                  UNION CARBIDE CORPORATION AND SUBSIDIARIES
                                 SEGMENT DATA


                                                Year Ended Dec. 31,
Millions of dollars                               1998        1997
NET SALES

Specialties & Intermediates                     $4,139      $4,453
Basic Chemicals & Polymers                       1,802       2,420
Intersegment Eliminations                         (282)       (371)

    Total                                       $5,659      $6,502


OPERATING PROFIT (LOSS)

Specialties & Intermediates                     $  833      $  667
Basic Chemicals & Polymers                          20         386
Other                                              (50)         (8)

    Total                                       $  803      $1,045


DEPRECIATION AND AMORTIZATION

Specialties & Intermediates                     $  247      $  214
Basic Chemicals & Polymers                         142         126

    Total                                       $  389      $  340


CAPITAL EXPENDITURES

Specialties & Intermediates                     $  438      $  458
Basic Chemicals & Polymers                         344         297

    Total                                       $  782      $  755

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

                  UNION CARBIDE CORPORATION AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEET

                                                     Millions of Dollars
                                                       at December 31,
                                                       1998       1997
                                                                 (Note)
ASSETS
  Cash and cash equivalents                           $   49    $   20
  Notes and accounts receivable                          933       993
  Inventories                                            667       604
  Other current assets                                   257       249
    Current assets                                     1,906     1,866
  Net fixed assets                                     4,181     3,780
  Investments and other assets                         1,204     1,318

      Total Assets                                    $7,291    $6,964


LIABILITIES AND STOCKHOLDERS' EQUITY

  Short-term debt and current portion of
    long-term debt                                    $  426    $  429
  Other current liabilities                            1,044     1,075
    Current liabilities                                1,470     1,504
  Long-term debt                                       1,796     1,458
  Other long-term obligations                          1,576     1,654
  Stockholders' equity                                 2,449     2,348

      Total Liabilities and Stockholders' Equity      $7,291    $6,964

Note: Marketable Securities have been reclassified from "Cash and cash equivalents" to "Other current assets" to conform with the current year's presentation.

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